UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2010

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2010, the Board of Directors of PepsiCo, Inc. ("PepsiCo") approved amendments to the By-Laws of PepsiCo (the "Amendments"), effective September 24, 2010. Section 2.2 of the By-Laws concerning annual meetings was amended to clarify and expand the rights applicable to shareholders seeking to present items of business at the annual meeting. Section 3.1 of the By-Laws concerning the powers, number, term and election of the Board of Directors was amended to reflect that the Board shall be comprised of twelve members.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the By-Laws, as amended, that are attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

3.2 By-Laws of PepsiCo, Inc., as amended, effective as of September 24, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

September 28, 2010	By:	/s/ Thomas H. Tamoney, Jr.

Name: Thomas H. Tamoney, Jr.
Title: Senior Vice President, Deputy General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

3.2	PepsiCo By-Laws Effective September 24, 2010